UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2021

GigCapital5, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40839	86-1728920
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1731 Embarcadero Rd., Suite 200 Palo Alto, CA 94303 (650) 276-7040		94303
		(Zip Code)

(650) 276-7040

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

As soon as practicable after this Registration Statement is declared effective.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, and one redeemable warrant	GIA.U	New York Stock Exchange
Common stock, $0.0001 par value	GIA	New York Stock Exchange
Redeemable warrants, each full warrant exercisable for one share of common stock at an exercise price of $11.50 per share	GIA.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into Material Definitive Agreement.

On September 23, 2021, the registration statement on Form S-1 (File No. 333-254038), as amended (the “Registration Statement”), relating to the initial public offering (the “IPO”) of GigCapital5, Inc., a Delaware corporation (the “Company”), was declared effective by the U.S. Securities and Exchange Commission.

On September 28, 2021, the Company consummated the IPO of 23,000,000 units (the “Units”), including the issuance of 3,000,000 Units as a result of the underwriters’ exercise in full of their over-allotment option. Each Unit consists of one share of common stock of the Company, par value $0.0001 per share (“Common Stock”), and one redeemable warrant of the Company (a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Common Stock at a price of $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company’s Registration Statement:

•

An Underwriting Agreement, dated September 23, 2021, by and between the Company, Wells Fargo Securities, LLC and William and Blair & Company L.L.C., as representatives of the underwriters named therein, which contains customary representations and warranties and indemnification of the underwriter by the Company and is attached as Exhibit 1.1 hereto and incorporated herein by reference;

•

A Warrant Agreement, dated September 23, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

•

A Letter Agreement, dated September 23, 2021, by and between the Company and GigAcquisitions5, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference (the “Sponsor Letter Agreement”);

•

A Letter Agreement, dated September 23, 2021, by and among the Company and each of its officers and directors, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference (the “D&O Letter Agreement”);

•

An Insider Shares Grant Agreement, dated September 23, 2021, by and between the Company and Brad Weightman, the Treasurer and Chief Financial Officer of the Company, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

•

An Insider Shares Grant Agreement, dated September 23, 2021, by and between the Company and Interest Solutions, LLC, a Connecticut limited liability company and an affiliate of ICR, LLC, an investor relations firm providing services to the Company, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

•

A Unit Purchase Agreement, dated September 23, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference (the “Sponsor Unit Purchase Agreement”);

•

A Registration Rights Agreement, dated September 23, 2021, by and among the Company, the Sponsor and certain other security holders named therein, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference;

•

An Investment Management Trust Agreement, dated September 23, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference;

•

An Administrative Services Agreement, dated September 23, 2021, by and among the Company and GigManagement, LLC, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference;

•

A Strategic Services Agreement, dated September 23, 2021, by and among the Company and Brad Weightman, the Treasurer and Chief Financial Officer of the Company, a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference;

•

An Indemnity Agreement, dated September 23, 2021, between the Company and Dr. Avi S. Katz, the Executive Chairman of the Company, a copy of which is attached as Exhibit 10.10 hereto and incorporated herein by reference;

•

An Indemnity Agreement, dated September 23, 2021, between the Company and Dr. Raluca Dinu, the President, Chief Executive Officer and Secretary of the Company, a copy of which is attached as Exhibit 10.11 hereto and incorporated herein by reference;

•

An Indemnity Agreement, dated September 23, 2021, between the Company and Raanan I. Horowitz, a director of the Company, a copy of which is attached as Exhibit 10.12 hereto and incorporated herein by reference;

•

An Indemnity Agreement, dated September 23, 2021, between the Company and Neil Miotto, a director of the Company, a copy of which is attached as Exhibit 10.13 hereto and incorporated herein by reference;

•

An Indemnity Agreement, dated September 23, 2021, between the Company and Dorothy D. Hayes, a director of the Company, a copy of which is attached as Exhibit 10.14 hereto and incorporated herein by reference; and

•

An Indemnity Agreement, dated September 23, 2021, between the Company and Brad Weightman, the Treasurer and Chief Financial Officer of the Company, a copy of which is attached as Exhibit 10.15 hereto and incorporated herein by reference.

The material terms of each of the foregoing agreements are described in the prospectus that forms a part of the Registration Statement, and the descriptions of such terms are incorporated herein by reference. Each of the foregoing agreements, are attached hereto as exhibits to this Current Report on Form 8-K, as enumerated below in the table set forth in response to Item 9.01.

Item 3.02	Unregistered Sales of Equity Securities.

Upon the effectiveness of the Registration Statement, the Company granted (i) 5,000 shares of Common Stock to Brad Weightman, the Company’s Treasurer and Chief Financial Officer, pursuant to the respective Insider Shares Grant Agreement identified above, and (ii) 10,000 shares to Interest Solutions, LLC, a Connecticut limited liability company and an affiliate of ICR, LLC, an investor relations firm providing services to the Company, pursuant to the respective Insider Shares Grant Agreement identified above (the documents listed in (i) and (ii), collectively, the “Insider Shares Grant Agreements”). The material terms of the Insider Shares Grant Agreements are set forth in the Registration Statement and incorporated by reference herein.

Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 795,000 units (the “Private Units”) at a purchase price of $10.00 per Private Unit, to the Sponsor, generating gross proceeds to the Company of $7,950,000 pursuant to the Sponsor Unit Purchase Agreement. The Private Units are identical to the public Units sold in the IPO, except that the underlying warrants: (i) will not be redeemable by the Company and (ii) may be exercised for cash or on a cashless basis, as described in this prospectus, so long as they are held by the Sponsor or any of their respective permitted transferees, and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until thirty (30) days following the consummation of the Company’s initial business combination. If the warrants included in the Private Units are held by holders other than the Sponsor or any of its permitted transferees, then the warrants included in the Private Units will be redeemable by the Company and exercisable by the holders on the same basis as the public warrants. The material terms of the Sponsor Unit Purchase Agreement are set forth in the Registration Statement and incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, each of Dr. Avi S. Katz, Dr. Raluca Dinu, Messrs. Raanan I. Horowitz and Neil Miotto, and Ms. Dorothy D. Hayes (collectively, the “Directors”) and Mr. Brad Weightman, the Treasurer and Chief Financial Officer of the Company (the “CFO”), on September 23, 2021 entered into the D&O Letter Agreement as well as an indemnity agreement with the Company. In addition, on September 23, 2021, the Company issued 5,000 shares to Brad Weightman, the Treasurer and Chief Financial Officer of the Company, solely in consideration of future services, pursuant to the Insider Shares Grant Agreement attached as Exhibit 10.3 hereto and incorporated herein by reference.

Other than the foregoing, none of the Directors or the CFO is party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Copies of the D&O Letter Agreement and indemnity agreements are attached as Exhibits 10.2 and 10.10 through 10.15 hereto, respectively, and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 23, 2021, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation (the “Amended and Restated Charter”), effective the same day. The terms of the Amended and Restated Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01	Other Events

In connection with the IPO, Messrs. Horowitz and Miotto and Ms. Hayes were appointed on September 23, 2021 to the Board’s Audit Committee, with Ms. Hayes serving as chair of the Audit Committee; Messrs. Horowitz and Miotto and Ms. Hayes were appointed to the Board’s Compensation Committee, with Mr. Miotto serving as chair of the Compensation Committee; and Messrs. Horowitz and Miotto and Ms. Hayes were appointed to the Nominating and Corporate Governance Committee, with Mr. Miotto serving as chair of the Nominating and Corporate Governance Committee.

A total of $232,300,000, consisting of the entirety of the proceeds received by the Company after deduction for commissions from the IPO, and a portion of the proceeds from the sale of the Private Units, (which amount includes $9,200,000 of deferred underwriting commissions), were placed in a U.S.-based trust account at Oppenheimer & Co. Inc., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds in the trust account will not be released from the trust account until the earliest to occur of: (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if the Company has not completed its initial business combination within 12 months from the closing of the IPO; provided, however, that if the Company anticipates that it may not be able to consummate its initial business combination within 12 months, it may, but is not obligated to, extend the period of time to consummate a business combination six times by an additional one month each time (for a total of up to 18 months to complete a business combination); provided that at the beginning of each one-month extension, our Sponsor (or its designees) must deposit into the trust account funds equal to thirty-three hundredths of one percent (0.33%) of the gross proceeds of the offering (including such proceeds from the exercise of the underwriters’ over-allotment option, if exercised) for each one-month extension of the time period to complete our initial business combination, in each case, in exchange for a non-interest bearing, unsecured promissory note, and (iii) the redemption of the Company’s public shares properly tendered in connection with a stockholder vote to amend the Company’s Amended and Restated Charter to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 12 months from the closing of the IPO (or up to 18 months if the

Company extends the period of time to consummate its initial business combination in accordance with the terms described in the Registration Statement) or with respect to any other provisions relating to stockholders’ rights or pre-initial business combination activity.

On September 23, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On September 28, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	An Underwriting Agreement, dated September 23, 2021, by and between the Company, Wells Fargo Securities, LLC and William and Blair & Company L.L.C., as representatives of the underwriters named therein

3.1	Amended and Restated Certificate of Incorporation

4.1	Warrant Agreement, dated September 23, 2021, by and between the Company and Continental Stock Transfer & Trust Company

10.1	Letter Agreement, dated September 23, 2021, by and among the Company, each of its officers and directors and GigAcquisitions5, LLC

10.2	Letter Agreement, dated September 23, 2021, by and among the Company and each of its officers and directors

10.3	Insider Shares Grant Agreement, dated September 23, 2021, by and between the Company and Brad Weightman

10.4	Insider Shares Grant Agreement, dated September 23, 2021, by and between the Company and Interest Solutions LLC

10.5	Unit Purchase Agreement, dated September 23, 2021, by and between the Company and the Sponsor

10.6	Registration Rights Agreement, dated September 23, 2021, by and among the Company, the Sponsor and certain other security holders named therein

10.7	Investment Management Trust Agreement, dated September 23, 2021, by and between the Company and Continental Stock Transfer & Trust Company

10.8	Administrative Services Agreement, dated September 23, 2021, by and among the Company and GigManagement, LLC

10.9	Strategic Services Agreement, dated September 23, 2021, by and among the Company and Brad Weightman

10.10	Indemnity Agreement, dated September 23, 2021, between the Company and Dr. Avi S. Katz

10.11	Indemnity Agreement, dated September 23, 2021, between the Company and Dr. Raluca Dinu

10.12	Indemnity Agreement, dated September 23, 2021, between the Company and Raanan I. Horowitz

10.13	Indemnity Agreement, dated September 23, 2021, between the Company and Neil Miotto

10.14	Indemnity Agreement, dated September 23, 2021, between the Company and Dorothy D. Hayes

10.15	Indemnity Agreement, dated September 23, 2021, between the Company and Brad Weightman

99.1	Press Release, dated September 23, 2021

99.2	Press Release, dated September 28, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGCAPITAL5, INC.

Dated: September 28, 2021	By:	/s/ Dr. Raluca Dinu
Dr. Raluca Dinu
President and Chief Executive Officer